UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07223)

Exact name of registrant as specified in charter: Putnam Classic Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: November 30, 2007

Date of reporting period: December 1, 2006— November 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Classic Equity Fund

11|30|07

Annual Report

PUTNAM INVESTMENTS

4¢
THREE CENTS
U.S.POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial
Court Justice Samuel Putnam estab-
lished The Prudent Man Rule,
a legal foundation for responsible
money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Classic Equity
Fund

11| 30| 07
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	10
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	38
Brokerage commissions	38
Shareholder meeting results	39
About the Trustees	40
Officers	44

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

As we look toward the new year, we note that 2007 was marked by heightened market turbulence. Stock market indexes in the United States reached new highs in July and again in October, but volatility was the norm rather than the exception. Business losses related to the subprime mortgage sector were farther-reaching and more acute than many observers had predicted, and the market’s daily fluctuations were understandably unsettling. Putnam’s bond funds generally provided sources of stability and income to investors’ portfolios in spite of these difficulties, while international funds posted continued strong gains. Importantly, the U.S. economy registered some of the strongest growth of this business expansion in the spring and summer months, creating a cushion that, along with timely action by the Federal Reserve, should help to support moderate economic growth in 2008. Although the events of the past year have tested the mettle of long-term investors, they also help us to understand the importance of certain time-tested principles: the wisdom of a long-term perspective, the power of stocks to achieve capital growth over long periods, and the benefits of diversification across asset classes.

We are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the firm has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Putnam Classic Equity Fund:
Unlocking opportunities in sectors across the market

Investors generally think of value investing as focusing on stocks of companies that are not experiencing high levels of growth — or that do not have strong potential for earnings growth. Slower-growth sectors such as financial services and utilities are generally considered “value” sectors because companies in these areas may be more mature or cyclically based. Conversely, there are segments of the market, such as technology in the late 1990s, or more recently, telecommunications and biotechnology, in which innovation and invention play key roles and where you would expect to find high-growth companies.

But what if you put aside the labels of “growth” or “value” stocks and assume that undervalued companies can be found in any sector of the marketplace? Corporations may experience stock price downturns for a variety of reasons. Investors can overreact to unfavorable news, punishing a company beyond what is called for. Sometimes a company may miss an earnings target for reasons that have nothing to do with its intrinsic worth, perhaps as a result of ongoing internal change. If intensive research shows that a company’s fundamentals are solid, and that the one-time event or earnings disappointment is temporary, then its stock may be undervalued. Developments such as these can affect companies of all types, in all market sectors. By looking beyond traditional value sectors, investors can tap into a much broader universe of opportunities and potentially benefit from undervalued stocks in virtually any industry or sector.

This is the goal of Putnam Classic Equity Fund’s management team — to seek midsize and large companies whose stocks are undervalued and poised to appreciate over time. With a large potential universe of stocks, the fund’s management team can cast a broad net for portfolio holdings. By working closely with Putnam’s group of equity analysts, the team strives to construct a portfolio of undervalued stocks with appreciation potential, regardless of the sector or industry in which those stocks are found.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profit potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Over the years, Putnam Classic Equity Fund has looked beyond traditional value sectors to find investment opportunities.

Performance and portfolio snapshots

Putnam Classic Equity Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 10–11 for additional performance information. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“Adversity in the mortgage market has had a
disproportionate effect on some individual
stocks, but we are maintaining our investment
discipline to pursue undervalued opportunities
now emerging.”

Michael Abata, Portfolio Leader, Putnam Classic Equity Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

Report from the fund managers

The year in review

Amid rising volatility in the stock market and increasing uncertainty about the strength of the U.S. economy, your fund’s value declined during its fiscal year, which ended November 30, 2007. A number of portfolio holdings in the financial and consumer cyclical sectors were adversely affected by deteriorating conditions in the housing sector of the U.S. economy. Most of the financial stocks were mortgage originators, servicers, and insurers, and they struggled as the downturn in housing prices and sales worsened, and as defaults increased. The impact of these holdings outweighed the positive results from our stock selections in several other sectors and caused the fund to underperform its benchmark index and the average return of its Lipper peer group. While aware of these disappointing investments, we have remained focused on the value-style strategy your fund pursues. Many of the stocks that had a difficult year in our view now offer great unrealized value because the stock market has overestimated the impact of the housing downturn on these companies. It is our conviction that many fund holdings offer strong appreciation potential.

Market overview

At the start of the period the housing slump was already well under way, but stock investors were unsure about how severe it would be and how it might influence the economy and corporate profits. Fortunately the slowdown in the housing sector was partly offset by rising exports. Economic growth accelerated during the fiscal year, to 3.8% in the second quarter and 4.9% in the third quarter of 2007, according to the U.S. Bureau of Economic Analysis. Nevertheless, the increase in mortgage defaults, particularly among subprime mortgages, inflicted losses on financial companies and constrained bank lending. In August the U.S. Federal Reserve (the Fed) began to take steps to increase the financial liquidity that helps to sustain economic growth. The Fed reduced short-term interest rates a total of three times, including one reduction in December after the close of your fund’s fiscal year.

The mortgage situation caused financial stocks to be the market’s worst performers for the year. The consumer cyclicals sector also struggled because falling house prices and home equity lending, combined with rising energy prices, undercut growth in consumer spending.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 11/30/07. See the previous page and pages 10–11 for additional fund performance information. Index descriptions can be found on page 16.

Other sectors of the stock market, particularly those tied to the strengths of the global economy, performed well. The energy, basic materials, capital goods, utilities, and technology sectors all advanced. The increase in market volatility had other consequences, including a transition in market leadership. Value-style stocks fell behind growth-style stocks, which are thought to be more resilient when economic growth slows, and large-company stocks outperformed small-company stocks, given a widespread perception among investors that larger companies offer greater stability amid volatility, rising interest rates, and the possibility of an economic slowdown.

Strategy overview

The fund seeks to outperform its value-style benchmark, the Russell 1000 Value Index, through effective stock selection. We invest in large-company stocks whose prices we believe to be below their true worth. We consider the merits of each individual stock in our large company universe, rather than buying securities based on macroeconomic views. Nevertheless, there are times when industry or macroeconomic trends have a disproportionate effect on individual stocks, which was the case during this fiscal year. As an example, our research indicated that the supply-demand fundamentals had driven oil prices to an unjustifiably high level. For that reason, we regarded many energy stocks to be overvalued, and this influenced how we ranked their attractiveness versus other stocks.

As we have described in the past couple of reports, we have recently modified our portfolio strategy to place increased emphasis on stock selection. Working with what is called a “best ideas” approach, we have now reduced the number of individual holdings in the fund from about 80 to approximately 50. We think that holding a smaller number of issues enables our team of fund managers and analysts to efficiently blend the fund’s quantitative process for identifying undervalued companies with rigorous fundamental analysis.

Your fund’s holdings

Among the mortgage-related holdings that fell in the period, Countrywide Financial, the nation’s largest mortgage lender, was the top detractor. Its stock price dropped by more than half as the company swung to a loss. With home sales down, new mortgage originations have fallen, and defaults and delinquencies have increased. Despite its decline, we continue to hold the stock because of the long-term advantages we believe it possesses. The company’s mortgage service business generates substantial revenue. As a sign of the company’s staying power, it received a large

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed
over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

direct investment from Bank of America. Our view now is that Countrywide will be in a strong position to gain market share as weaker lenders succumb to financial pressures.

MGIC Investment Corporation, the holding company for Mortgage Guaranty Insurance Corporation (MGIC), provides private mortgage insurance to cover residential mortgages made to first-time buyers who make down payments of less than 20% of a home’s value. As housing sales declined this year, MGIC lost more than half of its market value. As with Countrywide, we have continued to hold the stock because we believe that the market has overreacted in its anticipation of how many mortgages may default. Currently, the national mortgage default rate is under 5%. Given our belief that this stock is significantly undervalued, we have added to the fund’s position.

Another detractor from performance was Lennar, a homebuilder. As home sales have declined, Lennar’s inventory of unsold homes has burgeoned, particularly in formerly high-growth regions of Florida and California. It is a well-managed company trading below its book value, and we believe it will survive and prosper when conditions in the housing market return to normal.

While the fund’s overall performance was negative, there were positive results across many portfolio sectors. Holdings in the basic materials and energy sectors were among the main bright spots. Freeport-McMoRan, a mining and metals producer, benefited from its significant business in Asia. Building industrial infrastructure in China and India is driving demand for copper used in wiring. We held an overweight position in Freeport relative to the benchmark for much of the year, then sold the position and took profits on it near the end of the period when it reached what we considered full value. Another contributor in the sector was Celanese, a specialty chemicals company that makes a catalyst used in refining poorer grades of crude oil. With energy prices high, it is economical to refine low-grade crude oil, a trend that has helped Celanese’s earnings and its performance. High oil prices also helped the return of oil company BP (formerly known as British Petroleum), an integrated oil company based in the United Kingdom.

Several holdings in the consumer staples and health-care sectors have benefited as investors made defensive changes to their portfolios amid market volatility. Consumer staples companies generally have stable earnings profiles regardless of economic conditions. A major contributor to performance was Loews Corp. — Carolina Group, a tobacco company that features well-known cigarette brands such as Newport and Kent. It has appreciated steadily and pays an attractive dividend yield. Also, Molson Coors Brewing Company has

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 11/30/07. The fund’s holdings will change over time.

Holding	Percent of fund’s net assets	Sector/Industry

Verizon Communications, Inc.	6.4%	Communication services/Regional Bells

Pfizer, Inc.	4.7%	Health care/Pharmaceuticals

Bank of America Corp.	4.6%	Financial/Banking

BP PLC ADR (United Kingdom)	3.9%	Energy/Oil & gas

ConocoPhillips	3.8%	Energy/Oil & gas

Citigroup, Inc.	3.6%	Financial/Financial

PG&E Corp.	3.3%	Utilities & power/Electric utilities

Clorox Co.	3.3%	Consumer staples/Consumer goods

U.S. Bancorp	3.3%	Financial/Banking

Edison International	3.1%	Utilities & power/Electric utilities

been gaining market share and has initiated a joint venture with competitor SABMiller that should help to reduce distribution costs. In the health-care sector, pharmacy benefits manager Medco Health Solutions contributed positively. We described this stock in the semiannual report, and how its ability to gain market share from competitors helped the stock appreciate. We sold it in the second half of the period to lock in profits on the position when it reached what we considered fair value.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we look ahead to the next fiscal year, we believe the uncertain conditions in the stock market are likely to last well into 2008. In particular, we think the recovery of the real estate sector will take time, and this will likely affect corporate profits. In past recoveries of the real estate sector, stocks of homebuilders and mortgage companies have risen well in advance of home prices, and we expect this to be the case again.

Given these conditions, we are only selectively repositioning the portfolio at this time. For example, we are maintaining positions in consumer staples stocks, which should remain attractive while the economy is weak. We are also looking for new opportunities across all sectors. We will continue to undertake careful research as we execute our value strategy and strive to deliver attractive long-term returns.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2007, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/5/95)		(1/5/95)		(2/1/99)		(1/5/95)		(12/1/03)	(10/1/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	8.21%	7.71%	7.39%	7.39%	7.41%	7.41%	7.66%	7.37%	7.94%	8.40%

10 years	38.61	30.61	28.45	28.45	28.76	28.76	31.78	27.15	35.22	41.90
Annual average	3.32	2.71	2.54	2.54	2.56	2.56	2.80	2.43	3.06	3.56

5 years	47.09	38.57	41.65	39.65	41.76	41.76	43.48	38.52	45.38	48.95
Annual average	8.02	6.74	7.21	6.91	7.23	7.23	7.49	6.73	7.77	8.29

3 years	16.73	10.03	14.10	11.10	14.22	14.22	15.01	10.99	15.82	17.62
Annual average	5.29	3.24	4.49	3.57	4.53	4.53	4.77	3.54	5.02	5.56

1 year	–3.49	–9.03	–4.19	–8.97	–4.13	–5.09	–3.96	–7.30	–3.72	–3.23

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 11/30/97 to 11/30/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $12,845 and $12,876 respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,715 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,522 and $14,190 respectively.

Comparative index returns For periods ended 11/30/07

		Lipper Large-Cap
	Russell 1000	Value Funds
	Value Index	category average*

Annual average
(life of fund)	12.94%	10.88%

10 years	117.87	90.93
Annual average	8.10	6.52

5 years	91.15	78.65
Annual average	13.83	12.24

3 years	36.33	33.23
Annual average	10.88	9.99

1 year	3.06	5.46

   Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/07, there were 505, 432, 360, 147, and 92 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 11/30/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.089		$0.030	$0.035	$0.052		$0.076	$0.107

Capital gains	—		—	—	—		—	—

Total	$0.089		$0.030	$0.035	$0.052		$0.076	$0.107

Share value:	NAV	POP*	NAV	NAV	NAV	POP*	NAV	NAV

11/30/06	$14.77	$15.67	$14.61	$14.70	$14.68	$15.21	$14.73	$14.79

11/30/07	14.17	15.03	13.97	14.06	14.05	14.56	14.11	14.21

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/5/95)		(1/5/95)		(2/1/99)		(1/5/95)		(12/1/03)	(10/1/98)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.93%	7.44%	7.11%	7.11%	7.13%	7.13%	7.39%	7.10%	7.66%	8.13%

10 years	33.38	25.67	23.69	23.69	23.90	23.90	26.85	22.45	30.16	36.59
Annual average	2.92	2.31	2.15	2.15	2.17	2.17	2.41	2.05	2.67	3.17

5 years	51.21	42.54	45.55	43.55	45.61	45.61	47.35	42.26	49.44	53.05
Annual average	8.62	7.35	7.80	7.50	7.80	7.80	8.06	7.30	8.37	8.88

3 years	10.27	3.92	7.88	4.88	7.93	7.93	8.62	4.83	9.46	11.15
Annual average	3.31	1.29	2.56	1.60	2.58	2.58	2.79	1.58	3.06	3.59

1 year	–7.44	–12.76	–8.19	–12.53	–8.11	–8.97	–7.89	–11.12	–7.70	–7.22

Fund’s annual operating expenses For the fiscal year ended 11/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Classic Equity Fund from June 1, 2007, to November 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.40	$ 8.87	$ 8.88	$ 7.72	$ 6.56	$ 4.24

Ending value (after expenses)	$856.20	$852.90	$853.70	$854.10	$855.10	$857.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2007, use the calculation method below. To find the value of your investment on June 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.87	$ 9.65	$ 9.65	$ 8.39	$ 7.13	$ 4.61

Ending value (after expenses)	$1,019.25	$1,015.49	$1,015.49	$1,016.75	$1,018.00	$1,020.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

Average annualized expense ratio for Lipper peer group†	1.21%	1.96%	1.96%	1.71%	1.46%	0.96%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/07.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Classic Equity Fund	72%	146%	67%	44%	56%

Lipper Large-Cap Value Funds category average	48%	50%	57%	63%	70%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 11/30/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. Mike Abata and Eric Harthun are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2007, and November 30, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 11/30/07.

Trustee and Putnam employee fund ownership

As of November 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 467,000	$ 92,000,000

Putnam employees	$1,941,000	$770,000,000

Other Putnam funds managed by the Portfolio Leaders

Mike Abata is also a Portfolio Member of Putnam New Value Fund.

Eric Harthun is also a Portfolio Leader of The Putnam Fund for Growth and Income.

Mike Abata and Eric Harthun may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

During the year ended November 30, 2007, Joshua Brooks and Eric Harthun became Portfolio Leaders of your fund, following the departure of Portfolio Leader Ronald Bukovac from your fund’s management team. Also, following the close of the fund’s fiscal year, co-Portfolio Leader Joshua Brooks departed the fund’s team. Mr. Brooks’s responsibilities have been assumed by Portfolio Leaders Mike Abata and Eric Harthun.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 45th percentile in management fees and in the 48th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the Trustees’ review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

75th	87th	92nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 499, 435 and 323 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2007. In this regard, the Trustees considered that, in October of 2006, Putnam Management made changes to the fund’s management team that were designed to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Value Funds category for the one-, five- and ten-year periods ended December 31, 2007 were 98%, 98%, and 95%, respectively. Over the one-, five- and ten-year periods ended December 31, 2007, the fund ranked 505 out of 515, 356 out of 363, and 144 out of 152 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Classic Equity Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Classic Equity Fund, including the fund’s portfolio, as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years or period in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Classic Equity Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years or period in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 9, 2008

The fund’s portfolio 11/30/07

COMMON STOCKS (99.2%)*

	Shares	Value
Aerospace and Defense (2.7%)
Lockheed Martin Corp.	147,600	$16,334,892

Airlines (1.3%)
AMR Corp. †	361,900	7,665,042

Automotive (1.1%)
Harley-Davidson, Inc.	137,900	6,621,958

Banking (8.8%)
Bank of America Corp.	609,700	28,125,461
National City Corp.	269,700	5,329,272
U.S. Bancorp	598,700	19,810,983
		53,265,716

Beverage (1.4%)
Molson Coors Brewing Co. Class B	159,600	8,592,864

Building Materials (0.4%)
Trane, Inc.	58,600	2,151,206

Chemicals (3.7%)
Celanese Corp. Ser. A	318,800	12,649,984
E.I. du Pont de Nemours & Co.	208,200	9,608,430
		22,258,414

Consumer Finance (3.6%)
Capital One Financial Corp.	208,000	11,088,480
Countrywide Financial Corp.	1,002,595	10,848,078
		21,936,558

Consumer Goods (5.5%)
Clorox Co.	307,100	19,924,648
Newell Rubbermaid, Inc.	503,400	13,481,052
		33,405,700

Electric Utilities (7.7%)
Edison International	338,900	18,971,622
Entergy Corp.	61,100	7,303,894
PG&E Corp.	437,900	20,261,633
		46,537,149

Financial (9.7%)
AMBAC Financial Group, Inc.	343,500	9,353,505
Citigroup, Inc.	656,000	21,844,800
Fannie Mae	192,500	7,395,850
MGIC Investment Corp.	518,300	12,190,416
Radian Group, Inc.	677,300	7,680,582
		58,465,153

Health Care Services (1.2%)
Aetna, Inc.	127,900	7,147,052

Homebuilding (1.1%)
Lennar Corp. (S)	438,800	6,950,592

COMMON STOCKS (99.2%)* continued

	Shares	Value
Insurance (6.5%)
American International Group, Inc.	292,400	$16,997,212
Berkshire Hathaway, Inc. Class B †	1,716	8,048,040
Chubb Corp. (The)	144,500	7,882,475
Genworth Financial, Inc. Class A	256,030	6,718,227
		39,645,954

Investment Banking/Brokerage (3.8%)
Bear Stearns Cos., Inc. (The)	117,300	11,694,810
Goldman Sachs Group, Inc. (The)	49,000	11,105,360
		22,800,170

Lodging/Tourism (1.7%)
Wyndham Worldwide Corp.	355,340	10,365,268

Machinery (2.5%)
Caterpillar, Inc.	151,300	10,878,470
Parker-Hannifin Corp.	53,450	4,245,534
		15,124,004

Medical Technology (1.1%)
Covidien, Ltd.	163,625	6,562,999

Oil & Gas (11.4%)
BP PLC ADR (United Kingdom) (S)	324,700	23,618,678
ConocoPhillips	290,300	23,235,612
Devon Energy Corp. (S)	109,800	9,092,538
Marathon Oil Corp.	234,100	13,086,190
		69,033,018

Pharmaceuticals (4.7%)
Pfizer, Inc.	1,195,800	28,412,208

Regional Bells (6.4%)
Verizon Communications, Inc.	902,300	38,988,383

Retail (2.7%)
Circuit City Stores-Circuit City
Group (S)	1,352,400	8,750,028
Staples, Inc.	310,400	7,356,480
		16,106,508

Schools (1.0%)
Apollo Group, Inc. Class A †	78,000	5,968,560

Software (4.4%)
Microsoft Corp.	549,700	18,469,920
Symantec Corp. † (S)	473,400	8,426,520
		26,896,440

Technology Services (1.3%)
Accenture, Ltd. Class A (Bermuda)	239,000	8,259,840

Telecommunications (0.9%)
Motorola, Inc.	356,100	5,686,917

Tobacco (2.6%)
Loews Corp. — Carolina Group (S)	174,900	15,557,355

Total common stocks (cost $620,752,938)		$600,739,920

PURCHASED OPTIONS OUTSTANDING (0.1%)*

	Expiration date/	Contract
	strike price	amount	Value

Bear Stearns Cos., Inc.
(The) (Call)	Jan-08/$115.00	$14,995	$28,790
MGIC Investment
Corp. (Call)	Jan-08/20.00	52,349	289,333

Total purchased options outstanding
(cost $329,422)			$318,123

SHORT-TERM INVESTMENTS (3.6%)*

Principal amount/shares		Value
Short-term investments held as
collateral for loaned securities
with yields ranging from 4.40%
to 5.44% and due dates ranging
from December 3, 2007 to
January 29, 2008 (d)	$16,096,934	$16,053,170
Putnam Prime Money Market Fund (e)	5,855,842	5,855,842

Total short-term investments (cost $21,909,012)		$21,909,012

TOTAL INVESTMENTS
Total investments (cost $642,991,372)		$622,967,055

  * Percentages indicated are based on net assets of $605,300,815.

  † Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at November 30, 2007.

     At November 30, 2007, liquid assets totaling $6,310,303 have been designated as collateral for open options.

WRITTEN OPTIONS OUTSTANDING at 11/30/07 (premiums received $337,437)

	Contract	Expiration date/
	amount	strike price	Value

Bear Stearns Cos., Inc. (The) (Call)	$14,995	Jan-08/ $125.00	$ 9,447
Bear Stearns Cos., Inc. (The) (Call)	14,995	Jan-08/ 130.00	5,248
MGIC Investment Corp. (Call)	52,349	Jan-08/ 22.50	204,266
MGIC Investment Corp. (Call)	52,349	Jan-08/ 25.00	134,170

Total			$353,131

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/07

ASSETS

Investment in securities, at value, including $15,228,151 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $637,135,530)	$617,111,213
Affiliated issuers (identified cost $5,855,842) (Note 5)	5,855,842

Dividends, interest and other receivables	1,578,209

Receivable for shares of the fund sold	51,374

Receivable for securities sold	6,464,219

Total assets	631,060,857

LIABILITIES

Payable for securities purchased	6,302,450

Payable for custodian fees (Note 2)	14,648

Payable for shares of the fund repurchased	1,028,631

Payable for compensation of Manager (Notes 2 and 5)	910,718

Payable for investor servicing (Note 2)	409,132

Payable for Trustee compensation and expenses (Note 2)	239,260

Payable for administrative services (Note 2)	1,693

Payable for distribution fees (Note 2)	296,932

Written options outstanding, at value (premiums received $337,437) (Notes 1 and 3)	353,131

Collateral on securities loaned, at value (Note 1)	16,053,170

Other accrued expenses	150,277

Total liabilities	25,760,042

Net assets	$605,300,815

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$600,868,716

Undistributed net investment income (Note 1)	5,917,495

Accumulated net realized gain on investments (Note 1)	18,554,615

Net unrealized depreciation of investments	(20,040,011)

Total — Representing net assets applicable to capital shares outstanding	$605,300,815

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($509,023,091 divided by 35,912,271 shares)	$14.17

Offering price per class A share (100/94.25 of $14.17)*†	$15.03

Net asset value and offering price per class B share ($57,639,157 divided by 4,124,815 shares)**	$13.97

Net asset value and offering price per class C share ($11,772,288 divided by 837,506 shares)**	$14.06

Net asset value and redemption price per class M share ($22,100,438 divided by 1,572,700 shares)	$14.05

Offering price per class M share (100/96.50 of $14.05)*†	$14.56

Net asset value, offering price and redemption price per class R share ($47,411 divided by 3,359 shares)	$14.11

Net asset value, offering price and redemption price per class Y share ($4,718,430 divided by 331,994 shares)	$14.21

  * On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 † Reflects a maximum front-end sales charge for class A and class M shares of 5.75% and 3.50%, respectively, which became effective on January 2, 2008.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 11/30/07

INVESTMENT INCOME

Dividends	$ 14,554,992

Interest (including interest income of $413,293 from investments in affiliated issuers) (Note 5)	421,642

Securities lending	112,340

Total investment income	15,088,974

EXPENSES

Compensation of Manager (Note 2)	4,489,038

Investor servicing fees (Note 2)	2,026,809

Custodian fees (Note 2)	42,118

Trustee compensation and expenses (Note 2)	54,249

Administrative services (Note 2)	26,421

Distribution fees — Class A (Note 2)	1,493,094

Distribution fees — Class B (Note 2)	829,395

Distribution fees — Class C (Note 2)	139,871

Distribution fees — Class M (Note 2)	194,761

Distribution fees — Class R (Note 2)	201

Other	316,598

Non-recurring cost (Notes 2 and 6)	741

Cost assumed by Manager (Notes 2 and 6)	(741)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(383,564)

Total expenses	9,228,991

Expense reduction (Note 2)	(178,772)

Net expenses	9,050,219

Net investment income	6,038,755

Net realized gain on investments (Notes 1 and 3)	49,275,409

Net realized gain on futures contracts (Note 1)	30,563

Net realized gain on written options (Notes 1 and 3)	1,968

Net unrealized depreciation of investments and written options during the year	(71,818,885)

Net loss on investments	(22,510,945)

Net decrease in net assets resulting from operations	$(16,472,190)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	11/30/07	11/30/06
Operations:
Net investment income	$ 6,038,755	$ 5,325,182

Net realized gain on investments	49,307,940	71,905,985

Net unrealized appreciation (depreciation) of investments	(71,818,885)	7,320,260

Net increase (decrease) in net assets resulting from operations	(16,472,190)	84,551,427

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(3,685,929)	(4,198,051)

Class B	(209,139)	(125,565)

Class C	(34,092)	(17,478)

Class M	(94,908)	(88,667)

Class R	(179)	(118)

Class Y	(39,185)	(49,064)

Redemption fees (Note 1)	143	1,396

Decrease from capital share transactions (Note 4)	(140,559,141)	(161,337,047)

Total decrease in net assets	(161,094,620)	(81,263,167)

NET ASSETS

Beginning of year	766,395,435	847,658,602

End of year (including undistributed net investment income of $5,917,495 and $3,942,172, respectively)	$ 605,300,815	$ 766,395,435

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
November 30, 2007	$14.77	.15(d)	(.66)	(.51)	(.09)	(.09)	—(g)	$14.17	(3.49)	$509,023	1.16(d)	.95(d)	72.37
November 30, 2006	13.30	.11(d,e)	1.45	1.56	(.09)	(.09)	—(g)	14.77	11.82	616,799	1.15(d,e)	.84(d,e)	145.79
November 30, 2005	12.48	.12(d,f)	.89	1.01	(.19)	(.19)	—(g)	13.30	8.17	626,393	1.15(d)	.95(d,f)	67.26
November 30, 2004	11.18	.13(d)	1.28	1.41	(.11)	(.11)	—(g)	12.48	12.65	661,852	1.17(d)	1.09(d)	43.68
November 30, 2003	10.09	.11	1.08	1.19	(.10)	(.10)	—	11.18	11.85	766,396	1.11	1.12	55.57

CLASS B
November 30, 2007	$14.61	.02(d)	(.63)	(.61)	(.03)	(.03)	—(g)	$13.97	(4.19)	$57,639	1.91(d)	.16(d)	72.37
November 30, 2006	13.18	.01(d,e)	1.43	1.44	(.01)	(.01)	—(g)	14.61	10.96	102,814	1.90(d,e)	.05(d,e)	145.79
November 30, 2005	12.37	.03(d,f)	.87	.90	(.09)	(.09)	—(g)	13.18	7.33	168,569	1.90(d)	.20(d,f)	67.26
November 30, 2004	11.08	.04(d)	1.27	1.31	(.02)	(.02)	—(g)	12.37	11.81	277,457	1.92(d)	.34(d)	43.68
November 30, 2003	10.00	.04	1.06	1.10	(.02)	(.02)	—	11.08	11.02	311,914	1.86	.37	55.57

CLASS C
November 30, 2007	$14.70	.03(d)	(.63)	(.60)	(.04)	(.04)	—(g)	$14.06	(4.13)	$11,772	1.91(d)	.21(d)	72.37
November 30, 2006	13.27	.01(d,e)	1.44	1.45	(.02)	(.02)	—(g)	14.70	10.91	14,474	1.90(d,e)	.08(d,e)	145.79
November 30, 2005	12.45	.03(d,f)	.89	.92	(.10)	(.10)	—(g)	13.27	7.42	15,678	1.90(d)	.21(d,f)	67.26
November 30, 2004	11.15	.03(d)	1.28	1.31	(.01)	(.01)	—(g)	12.45	11.77	17,591	1.92(d)	.34(d)	43.68
November 30, 2003	10.06	.04	1.07	1.11	(.02)	(.02)	—	11.15	11.05	19,378	1.86	.37	55.57

CLASS M
November 30, 2007	$14.68	.07(d)	(.65)	(.58)	(.05)	(.05)	—(g)	$14.05	(3.96)	$22,100	1.66(d)	.45(d)	72.37
November 30, 2006	13.24	.04(d,e)	1.44	1.48	(.04)	(.04)	—(g)	14.68	11.22	26,843	1.65(d,e)	.33(d,e)	145.79
November 30, 2005	12.42	.06(d,f)	.89	.95	(.13)	(.13)	—(g)	13.24	7.67	30,988	1.65(d)	.45(d,f)	67.26
November 30, 2004	11.13	.07(d)	1.27	1.34	(.05)	(.05)	—(g)	12.42	12.04	38,187	1.67(d)	.58(d)	43.68
November 30, 2003	10.04	.06	1.07	1.13	(.04)	(.04)	—	11.13	11.34	47,467	1.61	.63	55.57

CLASS R
November 30, 2007	$14.73	.12(d)	(.66)	(.54)	(.08)	(.08)	—(g)	$14.11	(3.72)	$47	1.41(d)	.76(d)	72.37
November 30, 2006	13.28	.09(d,e)	1.43	1.52	(.07)	(.07)	—(g)	14.73	11.51	34	1.40(d,e)	.64(d,e)	145.79
November 30, 2005	12.47	.09(d,f)	.89	.98	(.17)	(.17)	—(g)	13.28	7.87	19	1.40(d)	.71(d,f)	67.26
November 30, 2004†	11.18	.13(d)	1.26	1.39	(.10)	(.10)	—(g)	12.47	12.45	11	1.42(d)	1.14(d)	43.68

CLASS Y
November 30, 2007	$14.79	.19(d)	(.66)	(.47)	(.11)	(.11)	—(g)	$14.21	(3.23)	$4,718	.91(d)	1.21(d)	72.37
November 30, 2006	13.31	.15(d,e)	1.45	1.60	(.12)	(.12)	—(g)	14.79	12.10	5,431	.90(d,e)	1.09(d,e)	145.79
November 30, 2005	12.49	.15(d,f)	.89	1.04	(.22)	(.22)	—(g)	13.31	8.43	6,012	.90(e)	1.21(e,f)	67.26
November 30, 2004	11.19	.16(d)	1.28	1.44	(.14)	(.14)	—(g)	12.49	12.95	6,485	.92(e)	1.36(e)	43.68
November 30, 2003	10.10	.14	1.07	1.21	(.12)	(.12)	—	11.19	12.12	6,071.86		1.37	55.57

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

  † For the period December 1, 2003 (commencement of operations) to November 30, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

November 30, 2007	0.05%

November 30, 2006	<0.01

November 30, 2005	<0.01

November 30, 2004	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended November 30, 2006.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.05%

Class B	0.01	0.05

Class C	0.01	0.05

Class M	0.01	0.05

Class R	0.01	0.06

Class Y	0.01	0.05

(g) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/07

Note 1: Significant accounting policies

Putnam Classic Equity Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth as a primary objective and current income as a secondary objective by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Prior to January 2, 2008 the class A and class M maximum front-end sales charges were 5.25% and 3.25%, respectively. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

 A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2007, the value of securities loaned amounted to $15,228,151. The fund received cash collateral of $16,053,170 which is pooled with collateral of other Putnam funds into 54 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending November 30, 2008 $4,047,312 of losses recognized during the period November 1, 2007 to November 30, 2007.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include a temporary difference of losses on wash sale transactions and post-October loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2007, the fund required no such reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of November 30, 2007 were as follows:

Unrealized appreciation	$ 63,715,521
Unrealized depreciation	(91,391,480)
—————————————
Net unrealized depreciation	(27,675,959)
Undistributed ordinary income	5,917,496
Undistributed long-term gain	8,795,517
Undistributed short-term gain	21,458,055
Post-October loss	(4,047,312)
Cost for federal income tax purposes	$650,643,014

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 fiscal years, excluding

12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the year ended November 30, 2007, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $ $376,951 of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

For the year ended November 30, 2007, Putnam Management has assumed $741 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended November 30, 2007, the fund incurred $2,052,995 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the year ended November 30, 2007, the fund’s expenses were reduced by $178,772 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $392, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended November 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $14,346 and $583 from the sale of class A and class M shares, respectively, and received $59,997 and $362 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2007, Putnam Retail Management, acting as underwriter, received $108 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended November 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $516,044,488 and $644,719,088, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended November 30, 2007 are summarized as follows:

	Contract	Premiums
	Amounts	Received
Written options outstanding
at beginning of year	$—	$—

Options opened	147,810	380,083
Options exercised	—	—
Options expired	—	—
Options closed	(13,122)	(42,646)

Written options outstanding
at end of year	$134,688	$337,437

Note 4: Capital shares

At November 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 11/30/07:
Shares sold	2,937,505	$45,445,086

Shares issued in connection with
reinvestment of distributions	233,726	3,480,168

	3,171,231	48,925,254

Shares repurchased	(9,030,388)	(138,428,150)

Net decrease	(5,859,157)	$(89,502,896)

Year ended 11/30/06:
Shares sold	5,036,344	$68,437,237

Shares issued in connection with
reinvestment of distributions	297,014	3,966,650

	5,333,358	72,403,887

Shares repurchased	(10,650,729)	(145,493,176)

Net decrease	(5,317,371)	$(73,089,289)

CLASS B	Shares	Amount

Year ended 11/30/07:
Shares sold	243,714	$3,707,616

Shares issued in connection with
reinvestment of distributions	13,442	198,669

	257,156	3,906,285

Shares repurchased	(3,169,319)	(48,292,394)

Net decrease	(2,912,163)	$(44,386,109)

Year ended 11/30/06:
Shares sold	388,747	$5,257,103

Shares issued in connection with
reinvestment of distributions	9,166	119,005

	397,913	5,376,108

Shares repurchased	(6,148,179)	(82,864,630)

Net decrease	(5,750,266)	$(77,488,522)

CLASS C	Shares	Amount

Year ended 11/30/07:
Shares sold	54,261	$832,040

Shares issued in connection with
reinvestment of distributions	2,123	31,573

	56,384	863,613

Shares repurchased	(203,443)	(3,065,072)

Net decrease	(147,059)	$(2,201,459)

Year ended 11/30/06:
Shares sold	94,038	$1,279,152

Shares issued in connection with
reinvestment of distributions	1,209	15,798

	95,247	1,294,950

Shares repurchased	(292,336)	(3,962,283)

Net decrease	(197,089)	$(2,667,333)

CLASS M	Shares	Amount

Year ended 11/30/07:
Shares sold	46,221	$702,354

Shares issued in connection with
reinvestment of distributions	6,130	90,913

	52,351	793,267

Shares repurchased	(308,642)	(4,728,836)

Net decrease	(256,291)	$(3,935,569)

Year ended 11/30/06:
Shares sold	63,967	$864,652

Shares issued in connection with
reinvestment of distributions	6,383	84,448

	70,350	949,100

Shares repurchased	(582,230)	(7,905,795)

Net decrease	(511,880)	$(6,956,695)

CLASS R	Shares	Amount

Year ended 11/30/07:
Shares sold	1,362	$20,955

Shares issued in connection with
reinvestment of distributions	12	179

	1,374	21,134

Shares repurchased	(315)	(4,959)

Net increase	1,059	$16,175

Year ended 11/30/06:
Shares sold	1,132	$15,379

Shares issued in connection with
reinvestment of distributions	9	118

	1,141	15,497

Shares repurchased	(236)	(3,220)

Net increase	905	$12,277

CLASS Y	Shares	Amount

Year ended 11/30/07:
Shares sold	20,213	$304,721

Shares issued in connection with
reinvestment of distributions	2,632	39,185

	22,845	343,906

Shares repurchased	(58,162)	(893,189)

Net decrease	(35,317)	$(549,283)

Year ended 11/30/06:
Shares sold	29,863	$407,922

Shares issued in connection with
reinvestment of distributions	3,670	49,064

	33,533	456,986

Shares repurchased	(117,776)	(1,604,471)

Net decrease	(84,243)	$(1,147,485)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended November 30, 2007, management fees paid were reduced by $6,613 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $413,293 for the year ended November 30, 2007. During the year ended November 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $169,119,095 and $173,643,792, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $8,795,517 as long-term capital gain, for its taxable year ended November 30, 2007.

The fund designated 48.51% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended November 30, 2007, the fund hereby designates 52.86%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended November 30, 2007. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Merrill Lynch, Morgan Stanley and Company, UBS Warburg, Goldman Sachs, and Bear Stearns & Company. Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the year ended November 30, 2007.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Citigroup Global Markets, Credit Suisse First Boston, Deutsche Bank Securities, JPMorgan Clearing, Lazard Freres & Co., Lehman Brothers, Pipeline, RBC Capital Markets Corporation, Sanford Bernstein, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Shareholder meeting results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

26,596,011	1,150,009	1,299,700

All tabulations rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services) and as a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July, 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association.

Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2007, there were 102 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director, Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007

Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC
One Post Office Square	President	Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer	Wanda M. McManus
Putnam Retail Management	and Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Custodian		Vice President, Assistant Clerk,
State Street Bank and Trust Company	Steven D. Krichmar	Assistant Treasurer and Proxy Manager
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Robert R. Leveille
Vice President and Chief Compliance Officer

This report is for the information of shareholders of Putnam Classic Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN023 248713 1/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

November 30, 2007	$38,050	$--	$4,050	$--
November 30, 2006	$40,342*	$--	$3,485	$ 504

* Includes fees of $7,557 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended November 30, 2006,

respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended November 30, 2007and November 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 4,050 and $ 3,989 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
November 30,
2007	$ -	$ -	$ -	$ -
November 30,
2006	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Classic Equity Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith

Principal Accounting Officer

Date: January 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 28, 2008